Exhibit 32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John Leaman, Chief Financial Officer of Impel Pharmaceuticals Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.
the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended June 30, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.
the information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Company.

Date: August 15, 2022

By: /s/ John Leaman___________

John Leaman

Chief Financial and Business Officer

(Principal Accounting and Financial Officer)